         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

                         INTERACTIVE SERVICES AGREEMENT

         This Interactive Services Agreement (this "Agreement") dated as of July 31, 1997, is by and between Lycos, Inc., a Delaware corporation ("Lycos"), having an office at 500 Old Connecticut Path, Framingham, Massachusetts 01701-4576 and BarnesandNoble.com, Inc. a Delaware corporation ("B&N"), having an office at 122 Fifth Avenue, New York, New York 10011.

                                    RECITALS

         WHEREAS, B&N is a retailer of books and offers books and other items for sale through its Web service which is accessible through the URL www.barnesandnoble.com (the "B&N Site");

         WHEREAS, Lycos is the owner or licensee of certain Web services, including, without limitation, the Lycos Catalog of the Internet, Pictures and Sounds, Top 5% Reviews and other search and content areas (collectively, the "Lycos Services"), which are accessible through the www.lycos.com (the "Lycos Site");

         WHEREAS, B&N desires that Lycos integrate links from the Lycos Services and certain other areas on the Lycos Site to the B&N Site and that Lycos performs various search services on behalf of B&N so that users of the Lycos Services will have access to the B&N Site through the Lycos Services;

         WHEREAS, B&N and Lycos desire to enter other arrangements as more particularly described therein.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, B&N and Lycos hereby agree as follows:

         1. Certain Definitions.

         As used herein, the following terms shall have the meaning herein ascribed:

         "Lycos PowerSearch API" means the application programming interface created and maintained by Lycos that allows B&N to create pre-defined searches of the Lycos Catalog for the viewers of the B&N to insert the searches as hypertext links into the HTML pages of the

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

B&N Site, such that when a viewer clicks on such link, the query is sent to Lycos and the results are sent back to the B&N Site which displays the data in its HTML page.

         "Lycos Search API" means the application programming interface created and maintained by Lycos that allows a viewer of the B&N Site to search the Lycos Catalog from search boxes in the HTML pages of the B&N Site, such that when a viewer of the B&N Site enters a search query, the query is sent to Lycos, and the results are sent back to B&N to place into the B&N Site.

         "Web" means the World Wide Web, a system for accessing and viewing text, graphics, and sound and other media via the collection of computer networks known as the Internet.

         "Web Search Results" means the results of a query sent to the Lycos search engine that are then displayed in HTML format by the user of the Lycos Search API.

         2. Link to B&N Site; Search Services.

         (a) Subject to the terms and conditions of this Agreement as promptly as practicable after the date hereof and, in any event, no later than September 10, 1997 (the "Effective Date"), Lycos agrees continuously throughout the terms of this Agreement to (i) provide links to the B&N Site from selected Web pages within the Lycos Site, including the Lycos Home Page, WebGuides and Lycos Shopping (collectively, the "Lycos Pages"), so as to provide users of the Lycos Site access to the B&N Site, (ii) provide links from relevant book content related Web pages within Lycos WebGuides to relevant categories on the B&N Site; and (iii) provide links to the B&N Site from selected Web pages within the Lycos Search Results Pages. In addition, from time to time, during the term of this Agreement, Lycos agrees to include links from selected Web pages within Lycos WebGuides to pages within the Books for the Week and/or Book Review sections of the B&N Site (all of such links referred to in the first sentence and this sentence being referred to herein as the "B&N Links"). All B&N Links may be modified and/or expanded from time to time throughout the term of this Agreement pursuant to mutual agreement of the parties hereto, except that Lycos may modify the placement of the B&N Links on the Lycos Home Page and Lycos Search Results pages in a manner determined by Lycos, subject to compliance with clause (b) below. Except as described in clause (c) below, each Web page within the B&N Site which is accessed by the B&N Links will display the look and feel of the B&N Site area, which shall include, but not be limited to, page format, navagational bars, colors, fonts, the B&N logo, all hyperlinks appearing on the linked B&N Site area and, in general, the overall design of the B&N Site. To the extent access to the B&N Site from the

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

Lycos Site is deemed to be a reproduction, transmission or distribution, Lycos is further granted a worldwide, royalty-free-license to use, reproduce, transmit, distribute and publicly display the B&N Site so as to make the B&N Site available to users of the Lycos Site via the Web; provided, however, that nothing in the preceding clause shall be deemed to be in conflict with the Terms of Usage contained on the B&N Site attached hereto as Exhibit A (as in effect on the date hereof), as amended from time to time, which may be applicable to users of the B&N Site, and provided, further, that in no event shall the preceding clause grant a license to Lycos in any of the content on the B&N Site.

         (b) With respect to the link from the Lycos Home Page to the B&N Site described in clause (a) above, Lycos agrees that (i) Lycos will place, during the term of this Agreement, a text link on the Lycos Home Page to the B&N Site, which placement shall be made in a manner determined by Lycos, provided that the
* * * , and (ii) * * * thereto at all times during the term of this Agreement. With respect to the link from the Lycos Search Results Pages to the B&N Site, Lycos agrees that a text link with the phrase * * * or similar phrase will be placed in all Lycos Search Results Pages at all times during the term of this Agreement, which placement shall initially be substantially in the manner as set forth on Exhibit C hereto and thereafter shall be made in a manner determined by Lycos, provided that the link shall appear with the other text link on such Pages.

         (c) Throughout the term of this Agreement, Lycos will integrate search capabilities within selected Web pages in the Lycos Site in order to enable a user of the Lycos Services to search the B&N Site for particular books. The search will be conducted through the B&N Site with the search results being presented on a page which is created in a Lycos template incorporating the look and feel of the Lycos Pages, including page format, navigatorial bars, colors and the Lycos logo (the "Branded Results Page"). Every Branded Results Page will have a URL similar to www.bandn.lycos.com. In addition, every Branded Results Page will provide the user with the ability to initiate another search of the B&N Site through the display of a drop-down search-related box stating "Search BarnesandNoble.com for books on [related subject]" or similar text to be jointly determined by B&N and Lycos. B&N will serve and maintain the Branded Results Page throughout the term of this Agreement.

         (d) Lycos will spider the HTML contents of the B&N Site and incorporate spidered information from the B&N Site into the Lycos Catalog of the Internet.

         (e) Subject to the terms and conditions of this Agreement, B&N hereby grants Lycos the right to reproduce sand display all logos, trademarks, trade names and similar identifying material relating to B&N (the "B&N Marks") in connection with the promotion,

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

marketing and distribution of the Lycos Services, provided, that Lycos shall not make any specific use of any B&N Mark which refers to B&N exclusively without first submitting a sample of such B&N and obtaining B&N's prior consent, which consent shall not be unreasonably withheld.

         (f) During the term of this Agreement, B&N will be the exclusive book retailer featured on the Lycos Site and Lycos will not sell any advertising on the Lycos Site to * * * , except for current advertising agreements that are in effect as of the date hereof and required renewals thereof, provided that Lycos and B&N will use reasonable efforts to limit the score of any renewals. In addition, a B&N Link containing the B&N logo will be featured on all Web pages within the Shopping section of the Lycos WebGuides where a Lycos shopping logo appears (the "Shopping Pages") as the exclusive bookseller available through the Lycos Site, which B&N Link will be to the B&N Home Page (or another area within the B&N Site designated by B&N) and shall continuously appear in the Shopping Pages throughout the term of this Agreement.

         (g) During the term of this Agreement, Lycos agrees to use commercially reasonable efforts to maintain its status as one of the most popular catalog and navigation services available on the Web.

         3. Obligations of B&N.

         (a) B&N shall display the "Powered by Lycos" logo on all Web pages solely where search boxes, Web Search Results, and PowerSearch links are deployed though the use of Lycos search tools, as well as appropriate copyright notices. No such display shall appear anywhere on any B&N-owned or B&N-operated search programs which do not utilize in any manner the Lycos Services. During the term of this Agreement, the Lycos Services will be the exclusive Web search and navigation service available through the B&N Site, excluding the proprietary search tools developed by B&N for searching the B&N Site.

         (b) B&N agrees to include Lycos branded bookmarks with the shipment of all books purchased online through the B&N Site.

         (c) Solely at its option, B&N agrees to deploy the Lycos Search API tools on the B&N Site in order to integrate search of the Lycos Catalog and Lycos Pictures and Sounds, in the manner determined by B&N, in its sole discretion, which determination will be made and provided to Lycos within thirty days of the execution of this Agreement.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         (d) B&N will also make its personnel available to Lycos to assist Lycos in establishing the B&N Links between the Lyons Site and the B&N Site referred to herein, including, establishing links to the Book Lists, Book of the Week and Book Reviews sections of the B&N Site. B&N personnel will also assist Lycos in implementing the feature of passing queries from Lycos to the Lycos Search API located on the B&N Site.

         (e) B&N will also make its editorial staff available to Lycos in order to utilize the Lycos PowerSearch API tool for the creation of searches of the Web for positioning on the B&N Site.

         (f) Concurrently with the execution of this Agreement, Barnes & Noble, Inc. will execute and deliver to Lycos the Promotion Agreement in the form of Exhibit B attached hereto.

         4. License Grant by Lycos.

         (a) Lycos will provide B&N the Lycos Search API tools, which B&N, solely at its option, may deploy on the B&N Site in order to integrate search of the Lycos Catalog of the Internet and Lycos Pictures and Sounds. B&N will be responsible for implementing the API within the B&N Site so as to make Web Search Results available to users of the B&N Site.

         (b) Subject to the terms and conditions of this Agreement, Lycos hereby grants to B&N the right to use the Lycos Search API so as to provide users of the B&N Site access to Web Search Results. To the extent such access is deemed to be a reproduction, transmission or distribution, B&N is further granted a worldwide, royalty-free license to use, reproduce, transmit, distribute and publicly display Web Search Results so as to make the Web Search Results available to users of the B&N Site via the Web.

         (c) Subject to the terms and conditions of this Agreement, Lycos hereby grants B&N the right to reproduce and display all logos, trademarks, trade names and similar identifying material relating to the Lycos Search and Lycos PowerSearch APIs and the Lycos bookmarks (the "Lycos Marks") in connection with the promotion, marketing and distribution of the Web searches being available through the B&N Site and the shipment of the Lycos bookmarks. Upon Lycos' request, B&N will make available samples of any uses of the Lycos Marks for approval by Lycos, such approval to be in Lycos' sole and exclusive discretion.

         5. Royalties and Fees

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         (a) In consideration of Lycos' obligations under this Agreement, B&N shall pay Lycos an annual fee of $4,500,000 per year (the "Payment"), provided that the Payment for this third year of this Agreement shall be adjusted to an amount as may be mutually agreed upon by the parties hereto to give effect to increases or decreases in the audited average monthly traffic level for the Lycos Site during the second year of this Agreement from the monthly audited traffic level for the Lycos Site during July, 1997. If for any reason the parties are unable to agree on the adjustment to the Payment by thirty (30) days prior to the second anniversary of this Agreement, this Agreement may be terminated by either party as provided in Section 11 herein. The Payment for the first year of the Agreement will be paid by B&N in advance upon the execution of this Agreement and the Payment for the second year of this Agreement shall be paid by B&N in advance on the first anniversary of the date of this Agreement. The Payment (as adjusted in the manner provided above) for the third year of this Agreement shall be paid in equal quarterly installments in advance, with the first payment due on the second anniversary of this Agreement and the remaining three payments due 90, 180 and 270 days, respectively, from the second anniversary of this Agreement.

         (b) In addition to the Payments required under Section 5(a) above, B&N shall pay Lycos a royalty * * * of the Net Revenues (as defined below) on all transactions initiated by viewers sent to the B&N Site from the Lycos Services; provided that B&N shall have no obligation to pay any royalties until Net Revenues during the relevant year of the term of this Agreement equal the Payments payable under Section 5(a) for such year. Once total Net Revenues on all transactions initiated by viewers sent to the B&N Site from the Lycos Services during the relevant year of the term of this Agreement exceed the Payment for such year, such royalties shall be due and payable on a quarterly basis based on a year commencing on the date of this Agreement or on the first or second anniversary hereof, as the case may be. "Net Revenues" shall mean net sales after deduction of the following: discounts, refunds, taxes, shipping and services (i.e. gift wrapping). For purposes of this Section 5(b), the relevant year of the term of this Agreement with respect to the third year of this Agreement shall be extended through the expiration of the Initial Term.

         (c) Any portion of the fees and royalties which has not been paid Lycos within the applicable time set forth above shall bear interest from the original due date at the lesser of (i) * * * and (ii) the maximum amount allowed by law.

         (d) B&N shall calculate and report in writing to Lycos within thirty days after each quarter the Net Revenues derived during such quarter on all transactions initiated by viewers sent to the B&N Site from the Lycos Services, and, if required under Section 5(b) above, make payment to Lycos of the applicable royalty. B&N shall permit Lycos to audit B&N's books

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

and records with respect to Net Revenues, during normal business hours and no more than once quarterly upon five (5) business days' notice, in order to ensure B&N's compliance with this Section 5. B&N will pay all costs and expenses of such audit in the event there is a discrepancy of 10% or more.

         6. Term of Agreement.

         The term of this Agreement shall commence on the date hereof and will continue until the third anniversary of the Effective Date (the "Initial Term"), unless terminated earlier as provided in Section 11 herein. Upon expiration of the Initial Term, B&N shall have a right of first refusal to extend the term hereof, at such rates to be determined by Lycos.

         7. Representations and Warranties of the Parties.

         In order to induce Lycos to enter into this Agreement, B&N hereby warrants and represents as follows:

         (a) Status. B&N is a corporation in good standing under the laws of the state of its organization, and has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

         (b) No Conflicting Obligations. The performance by B&N pursuant to this Agreement and/or the rights herein granted to Lycos will not conflict with or result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of B&N or any agreement to which B&N is a party or to which it is bound.

         (c) Right to License. B&N possesses the full right and authority to provide access to the B&N Site and to license the B&N Marks. B&N is the sole owner and/or has the right to license, and shall continue to own and/or have the right to license, throughout the term of the Agreement, all right, title and interest in and to the B&N Site, except for the content written, prepared or otherwise developed by users of the B&N Site ("User Content").

         (d) Compliance with Laws and Regulations. B&N shall comply with all applicable laws, statutes, ordinances, rules and regulations of each country, state, city or other political entity.

         (e) Clearances. Throughout the term of this Agreement, B&N shall maintain the B&N Site and its INTERNIC registration. All fees of any nature, including, without

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

limitation, residuals, royalties, reuse, health and welfare payments, and similar or dissimilar fees due to third parties (including writers, composers and performers) for rights necessary to exploit the B&N Site, as provided herein, shall be the sole responsibility of the B&N.

         (f) No Infringement. B&N has the right to enter into this Agreement and to grant to Lycos the license provided herein and neither the B&N Site (other than User Content) nor the B&N Marks nor any other materials or any elements or parts thereof, nor the provision of access to the B&N Site pursuant to the provisions hereof by Lycos, shall violate or infringe upon the copyright, literary, privacy, publicity, trademark, service mark or any other personal, moral or property right of any person, nor shall same constitute a libel or defamation of any person whatsoever.

         (g) General. EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, B&N MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE WHICH WOULD EXTEND BEYOND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

         8. Representations and Warranties of Lycos. In order to induce B&N to enter into this Agreement, Lycos represents and warrants that:

         (a) Corporate Status. Lycos is a corporation in good standing under the laws of the State of Delaware, has the full right, power and authority to enter into this Agreement and to grant the rights herein granted.

         (b) No Conflicting Obligations. The performance by Lycos pursuant to this Agreement and/or the rights herein granted to B&N will not result in a breach or violation of any of the terms or provisions, or constitute a default under any organizational instruments of Lycos or any agreement to which Lycos is a party or to which it is bound.

         (c) Right to License. Lycos possesses the full right and authority to license the Lycos Services and the Lycos Marks. Lycos is the sole owner and/or has the right to license, and shall continue to own and/or have the right to license, throughout the term of this Agreement, all right, title and interest, including without limitation all rights under copyright in and to the Lycos Services and all materials created by employees of Lycos and/or third parties, for or in connection with the Lycos Services, and each element thereof.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         (d) Compliance with Laws and Regulations. Lycos shall comply with all applicable laws, statutes, ordinances, rules and regulations of each country, state, city or other political entity.

         (e) Clearances. Lycos shall clear all rights in the Lycos Services and all elements thereof for use as provided herein. All fees of any nature, including, without limitation, residuals, royalties, reuse, health and welfare payments, and similar or dissimilar fees due to third parties (including writers, composers and performers) for rights necessary to exploit the Lycos Services, as provided herein, shall be the sole responsibility of Lycos.

         (f) No Infringement. Lycos has the right to enter into this Agreement and to grant to B&N the license provided herein and neither the Lycos Services nor any other materials or any elements or parts thereof or other material delivered or to be delivered to B&N hereunder, shall violate or infringe upon the copyright, literary, privacy, publicity, trademark, service mark or any other personal, moral or property right of any person, nor shall same constitute a libel or defamation of any person whatsoever.

         (g) General. EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, LYCOS MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE WHICH WOULD EXTEND BEYOND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN.

         9. Indemnification.

         (a) B&N Indemnity. B&N will at all times indemnify and hold harmless Lycos and its offices, directors, shareholders, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or relating to any breach of any warranty, representation, covenant or agreement made by B&N in this Agreement. Lycos shall give B&N prompt written notice of any claim, action or demand for which indemnity is claimed. B&N shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. Lycos shall have the right to participate in any defense of a claim by B&N with counsel of Lycos' choice at its own expense. The foregoing indemnity is conditioned upon: prompt written notice by Lycos to B&N of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by B&N; and such reasonable corporation by Lycos in the defense as B&N may request.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         (b) Lycos Indemnity. Lycos will at all times defend, indemnify and hold harmless B&N and its officers, directors, shareholders, successors and assigns from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or relating to any breach of any warranty, representation, covenant or agreement made by Lycos in this Agreement. B&N shall give Lycos prompt written notice of any claim, action or demand for which indemnity is claimed. Lycos shall have the right, but not the obligation, to control the defense and/or settlement of any claim in which it is named as a party. B&N shall have the right to participate in any defense of a claim by Lycos with counsel of B&S's choice at its own expense. The foregoing indemnity is conditioned upon: prompt written notice by B&N to Lycos of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Lycos; and such reasonable cooperation by B&N in the defense as Lycos may request.

         10. Confidentiality; Press Releases.

         (a) Non-Disclosure Agreement. The parties agree and acknowledge that, as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the term of this Agreement and thereafter, each party shall use and reproduce the other party's Confidential Information only for purposes of this Agreement and only to the extent necessary for such purpose and shall restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and shall not disclose the other party's Confidential Information to any third party without the prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the other party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

         (b) Confidential Information Defined. As used in this Agreement, the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, business plans, strategies, methods and/or practices; and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, products, customers, marketing strategies, services or future business plans. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (i) information that is now in the public domain or subsequently enters the

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

public domain by publication or otherwise through no action or fault of the other party; (ii) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (iii) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (iv) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

         (c) Press Releases. Lycos and B&N shall jointly prepare press releases concerning the existence of this Agreement and the terms hereof. B&N shall sponsor a public relations event in which B&N and Lycos will jointly announce the relationship contemplated hereby. Otherwise, no public statements concerning the existence or terms of this Agreement shall be made or released to any medium except with the prior approval of Lycos and B&N or as required by law.

         11. Termination. Either party may terminate this Agreement if (a) the other party files a petition for bankruptcy or is adjudicated bankrupt; (b) a petition in bankruptcy is filed against the other party and such petition is not dismissed within sixty days of the filing date; (c) the other party becomes insolvent or makes an assignment for the benefit of its creditors pursuant to any bankruptcy law, or (d) a receiver is appointed for the other party or its business. In addition, either party may terminate this Agreement upon the occurrence of a material breach by the other party if such breach is not cured within ninety (90) days after written notice is received by the breaching party identifying the matter constituting the material breach. If for any reason the parties hereto are unable to agree on the adjustment to the Payment payable for the third year of this Agreement by thirty (30) days prior to the second anniversary of this Agreement, either party may, in its sole discretion, terminate this Agreement by providing notice to the other party, which termination shall be effective on the second anniversary of this Agreement.

         12. Relationship. B&N and Lycos are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture or agency relationship between B&N and Lycos. Neither party has authority to enter into agreements of any kind on behalf of the other.

         13. Assignment, Binding Effect. Neither Lycos nor B&N may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         14. Choice of Law. This Agreement, its interpretation, performance or any breach thereof, shall be construed inn accordance with, and all questions with respect thereto shall be determined by, the laws of the Commonwealth of Massachusetts applicable to contracts entered into and wholly to be performed within said state.

         15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         16. Section Headings. Section headings are for convenience only and are not a part of this Agreement.

         17. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between Lycos and B&N concerning the subject matter, and cannot be amended except by a writing signed by both parties. No party hereto has relied on any statement, representation or promise of any other party or with any other officer, agent, employee or attorney for the other party in executing this Agreement except as expressly stated herein.

         18. Limitations of Liability.

         UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY LYCOS UNDER THIS AGREEMENT, PROVIDED THAT THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY;
(C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE; OR (D) INDEMNIFICATION OBLIGATIONS HEREUNDER

                                      * * *

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as if the date set forth above.

BARNES AND NOBLE.COM, INC.                  LYCOS, INC.

By:                                         By:
   --------------------------------            -------------------------------
Name:                                       Name:
     ------------------------------              -----------------------------
Title:                                      Title:
      -----------------------------               ----------------------------
Date:                                       Date:
     ------------------------------              -----------------------------

         In consideration of, and as a material inducement for, Lycos, Inc. entering into this Agreement, the undersigned, Barnes & Noble, Inc. (the "Guarantor") hereby unconditionally guarantees the full and prompt payment of the obligations of BarnesandNoble.com, Inc. ("B&N") under the Agreement and hereby covenants to and agrees with Lycos that if default shall at any time be made by B&N in the payment of its obligations, Guarantor shall and will promptly make such payments to Lycos. Subject to the last sentence hereof, this guaranty is an irrevocable, absolute and unconditional guaranty, and the liability of Guarantor hereunder shall in no way be affected, modified, impaired or diminished by reason of any assignment, renewal, modification or extension of the Agreement or by reason of any bankruptcy, insolvency, reorganization, assignment for the benefit of creditors, receivership or similar action affecting B&N. Notwithstanding the foregoing, this guaranty shall terminate at such time as the tangible net worth of B&N (as determined in accordance with generally accepted accounting principles) is at least $7 million, as substantiated by written documentation provided to Lycos by B&N, provided that the guaranty shall be reinstated immediately (subject to later termination as provided above) in the event that B&N's tangible net worth (as computed above) falls below $7 million at any time.

                                                   BARNES & NOBLE, INC.

                                                   By:
                                                      -------------------------
                                                      Name:
                                                      Title:

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

                                                                       EXHIBIT A

                            MEMBERSHIP AGREEMENT LOGO

                      Terms of Usage For BarnesandNoble.com

Welcome to barnesandnoble.com. Barnes & Noble supports freedom of speech, both on and off the Internet. However, the goal of this website is to provide access to the widest selection of books to the largest group of people possible, including children. To insure a safe, non-offensive environment for all of our users, we have established our Membership Agreement. It spells out what you can expect from us and what we expect from you. We intend this to be the equivalent of your signature on a written contract. To acknowledge your agreement to the terms of the agreement, please click on the "I agree" button found on the registration page.

If you do not agree to follow the terms of this agreement, click the "I do not agree" button also found on the registration page. You will still be able to enjoy Barnes & Noble as a non-registered users, and are free to join at anytime in the future by agreeing to our Membership Agreement.

User acknowledges that he or she may provide information regarding his or her tastes, ratings and preferences and hereby specifically authorizes Barnes and Noble Online, Inc., BN Online and their affiliates to use such information in connection with any on-line or off-line offering or any electronic mail or direct mail campaigns or offerings directed to User and that Barnes and Noble Online, Inc., BN Online and their affiliates may use User's e-mail, home and business address in connection with any such offering or campaign.

barnesandnoble.com is owned and operated by Barnes and Noble Online, Inc. By accessing any areas of barnesandnoble.com users ("Users") agree to be legally bound and to abide by the terms set forth below.

I. Trademarks

"BN Online" and "barnesandnoble.com" and service marks of Barnes and Noble Online, Inc. All rights reserved. All other trademarks appearing on BN Online are the property of their respective owners.

II. Disclaimers and Limitations of Liability

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

User expressly agrees that use of BN Online is at User's sole risk. Neither Barnes and Noble Online, Inc., nor its affiliates, or any of their respective officers, directors, or employees, agents, third-party content providers ("Providers"), merchants ("Merchants"), sponsors ("Sponsors"), licensors ("Licensors"), or the like, warrant that BN Online will be uninterrupted or error free; nor do they make any warranty as to the results that may be obtained from the use of BN Online, or as to the accuracy or reliability of any information content, service, or merchandise provided through BN Online.

BN Online is provided on an "as is," "as available" basis without warranties of any kind, either expressed or implied, including but not limited to, warranties of title or implied warranties of merchantability or fitness for a particular purpose. No oral advice or written information given by BN Online, Barnes and Noble Online, Inc. or its affiliates, or any of their respective officers, directors, employees, agents, Providers, merchants, Sponsors, Licensors, or the like, shall create a warranty; nor shall User rely on any such information or advice.

Under no circumstances shall BN Online or any other party involved in creating, producing, or distributing BN Online be liable for any direct, indirect, incidental, special or consequential damages that result from the use of or inability to use BN Online, including but not limited to, reliance by a User on any information obtained from BN Online or that result from mistakes, omissions, interruptions, deletion of files or e-mail, errors, defects, viruses, delays in operation or transmission, or any failure of performance, whether or not resulting from Acts of God, communications failure, theft, destruction or authorized access to BN Online's records, programs, or services. User hereby acknowledges that this paragraph shall apply to all content, merchandise or services available through BN Online. Because some states doe not allow the exclusion or limitation of liability for consequential or incidental damages, in such states liability is limited to the fullest extent permitted by law.

III. Content

A. Proprietary Rights

User acknowledges that BN Online contains information, data, software, photographs, graphs, videos, typefaces, graphics, music, sounds and other material (collectively "Content") that are protected by copyrights, trademarks, trade secrets or other proprietary rights, and that these rights are valid and protected in all forms, media and technologies existing now or hereinafter developed. All Content is copyrighted as a collective work under the U.S. Copyright laws and BN Online owns a copyright in the selection, coordination, arrangement and enhancement of such Content. User may not modify, remove, delete, augment, add to, publish, transmit,

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

participate in the transfer or sale of, create derivative works from or in any way exploit, any of the Content, in whole or in part. If no specific restrictions are displayed, Users may make copies of select portions of the Content, provided that the copies are made only for User's personal use and that User maintains any notices contained in the Content, such as all copyright notices, trademark legends or other proprietary rights notices. Except as provided in the preceding sentence or as permitted by the fair use privilege under the U.S. copyright laws (see e.g. 17 U.S.C. Section 107), User may not upload, post, reproduce, or distribute in any way Content protected by copyright, or other proprietary right, without obtaining permission of the owner of the copyright or other propriety right. In addition to the foregoing, use of any software Content shall be governed by the software license agreement accompanying such software.

B. Distribution/Uploading of Third Party Content

Except as set forth in Section III A above, User may upload to or otherwise distribute on BN Online only Content that is not subject to any copyright or other proprietary rights protection (collectively, "Public Content"), or Content in which the author has given express authorization for distribution on the World Wide Web. Any copyright or other proprietary Content distributed with the consent of a copyright owner should contain a phrase such as "Copyright, owned by [name of owner]; Used by Permission." The unauthorized submission or distribution of copyrighted or other proprietary Content is illegal and could subject the User to criminal prosecution as well as personal liability for damages in a civil suit. User, not BN Online, Barnes and Noble Online, Inc. or their affiliates, nor any of their respective officers, directors, employees, agents, Merchants, Providers, Sponsors, Licensors or the like, will be liable for any damage resulting from any infringement of copyrights or proprietary rights, or from any other harm arising from such submission. By submitting Content to any User submit areas, User automatically grants, or warrants that the owner of such Content has expressly granted, BN Online the royalty-free, perpetual, irrevocable, non-exclusive right and license to use, reproduce, modify, adapt publish, translate, sublicense, copy and distribute the Content in whole or in part worldwide and/or to incorporate it in other works in any form, media, or technology now known or hereafter developed for the full term of any copyright that may exist in such Content. User also permits any other User to access, store, or reproduce the Content for that User's personal use. Subject to this grant, the owner of Content placed on BN Online retains any and all rights which may exist in such Content.

C. Third Party Content

BN Online is a distributor and not a publisher of Content supplied by third parties and Users. BN Online has no more editorial control over such Content than does a public library or

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

newsstand. Any opinions, advice, statements, services, offers, or other information that constitutes part of Content expressed or made available by third parties, including Providers, Merchants, sponsors, Licensors, or any other User of BN Online are those of the respective authors or distributors and not of BN Online, Barnes and Noble Online, Inc. or its affiliates or any of their respective officers, directors, employees or agents. Neither BN Online, Barnes and Noble Online, Inc. or its affiliates or any of their respective officers, directors, employees or agents nor any third-party, including any Provider, Merchant, Sponsor, Licensor or any other User of BN Online guarantees the accuracy, completeness, or usefulness of any Content, nor its merchantability or fitness for any particular purpose.

In many instances, the Content available through BN Online represents the opinions and judgments of the respective Provider, Merchant, Sponsor, Licensor or User not under contract with BN Online. BN Online neither endorses nor is responsible for the accuracy or reliability of any opinion, advice, or statement made on BN Online by anyone other than authorized BN Online employees. Under no circumstances shall BN Online, Barnes and Noble Online, Inc. or its affiliates, or any of their respective officers, directors, employees or agents be liable for any loss or damage caused by a User's reliance on information obtained through BN Online. It is the responsibility of User to evaluate the information, opinion, advice, or other Content available through BN Online.

D. Export

The U.S. export control laws regulate the export and re-export of technology originating in the United States. This includes the electronic transmission of information and software to foreign countries and to certain foreign nationals. User agrees to abide by these laws and their regulations - including but not limited to the Export Administration Act and the Arms Export Control Act and not to transfer, by electronic transmission or otherwise, any Content derived from BN Online to either a foreign national or a foreign destination in violation of such laws.

IV. BN Online's Rights

BN Online may elect to electronically monitor the User submit areas and may disclose any Content, records or electronic communication of any kind (i) to satisfy any law, regulation or government request, (ii) if such disclosure is necessary or appropriate to operate BN Online, or (iii) to protect the rights or property of BN Online, its Users, Sponsors, Providers, Licensors or Merchants.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

BN Online is not responsible for screening, policing, editing, or monitoring such Content. If notified of allegedly infringing, defamatory, damaging, illegal or offensive Content, BN Online may investigate the allegation and determine in its sole discretion whether to remove or request the removal of such Content from BN Online.

BN Online reserves the right to prohibit conduct, communication, or Content which it deems in its sole discretion to be harmful to individual Users, BN Online, the communities which make up BN Online, or any rights of BN Online or any third party, or to violate any applicable law. Notwithstanding the foregoing, neither BN Online nor its Providers, Merchants, Sponsors, or Licensors can ensure prompt editing or removal of questionable Content after online posting. Accordingly, neither BN Online, Barnes and Noble Online, Inc. or its affiliates, or any of their respective officers, directors, employees, or Agents nor, Provider, Merchant, Sponsor or Licensor shall assume liability for any action or inaction with respect to conduct, communication, or Content on BN Online.

V. Online Conduct

Any conduct by a User that in BN Online's sole discretion restricts or inhibits any other User from using or enjoying BN Online will not be permitted. User agrees to use BN Online only for lawful purposes. User is prohibited from posting on or transmitting through BN Online any unlawful, harmful, threatening, abusive, harassing, defamatory, vulgar, obscene, sexually explicit, profane, hateful, racially, ethnically or otherwise objectionable material of any kind, including, but not limited to, any material which encourages conduct that would constitute a criminal offense, give rise to civil liability or otherwise violate any applicable local, state, national or international law.

VI. Public and Private Communication

BN Online offers Users the capability to communicate on the BN Online Reader Groups and Book Forum areas accessible to registered Users or to communicate privately with another User. Private communication is electronic correspondence sent or received by Users to or from other Users. BN Online will not screen public communication in advance. BN Online is not responsible for submissions or responses during live events.

It is BN Online's policy to respect the privacy of personal electronic communication. Except as set forth in Section IV, BN Online will not intentionally inspect the contents of an electronic message sent by one User to another User, monitor discussions in private rooms, or disclose the contents of any personal electronic communication to an unauthorized third party. BN Online

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

reserves the right to cooperate fully with local, state, and federal officials in any investigation relating to any Content, including private electronic communication, transmitted on BN Online, or the unlawful activities of any User.

BN Online reserves the right to remove any Content that it deems in its sole discretion to be a violation of any law.

VII. Termination of Usage

BN Online may terminate User access, or suspend any User's access to all or part of BN Online, without notice, for any conduct that BN Online, in its sole discretion, believes is in violation of any applicable law or is harmful to the interests of another User, a third-party Provider, a merchant, a Sponsor, a Licensor, a service provider or BN Online.

VIII. Miscellaneous

BN Online reserves the right to distribute to Merchants or third parties certain general User information, such as User's name and mailing address.

Users may not use BN Online to send unsolicited advertising, promotional material, or other forms of solicitation to other Users except in those specified areas that are designated for such a purpose.

ACKNOWLEDGMENT

This Agreement represents the entire understanding between you and BN Online regarding your relationship with BN Online and supersedes any prior statements or representations. IF YOU AGREE TO BE BOUND BY THE TERMS OF THIS ONLINE SUBSCRIBER AGREEMENT, please click on the "I agree" button found on the registration page.

If you do not agree to follow the terms of this agreement, click the "I do not agree" button also found on the registration page. You will still be able to enjoy Barnes & Noble as a non-registered user, and are free to join at anytime in the future by agreeing to our Membership Agreement.

--------------------------------------------------------------------------------
Home | Search | Cart | Registration | Community | Subjects | Bestsellers | Customer Service | Help

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

                                                                       EXHIBIT B

                              PROMOTIONAL AGREEMENT

         This Agreement, dated as of July 31, 1997, is made and entered into by and between Barnes and Noble, Inc., a Delaware corporation having offices at 122 fifth Avenue, New York, New York 10011 ("B&N"), and Lycos, Inc., a Delaware corporation having offices at 500 Old Connecticut Path, Framingham, Massachusetts 01701-4575 ("Lycos").

         WHEREAS, the parties hereto desire that B&N perform certain promotional activities on behalf of Lycos, subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Lycos Press Book Displays. During each quarter of each year during the term of this Agreement, B&N shall provide the promotions described in this
Section 1; the first such promotion to be provided on or about October 1, 1997, and, thereafter, the schedule of such promotions to be jointly determined by the parties hereto. In connection therewith, B&N shall provide end cap space and/or table displays featuring Lycos Press books selected and provided by Lycos (the "Lycos Press Book") in those sections of the B&N stores which are pertinent to the Lycos Press Books. The location(s) within each B&N store and the presentation, duration and prominence of such displays shall be jointly determined by the parties hereto; provided, that the placement of such displays shall be done in a fashion which maximizes their exposure, and provided, further, that in no event shall such promotional displays be provided during the months of November and December during any year of the term of this Agreement.


         2. Lycos Bookmarks. No less than * * * times during each year during the term of this Agreement, B&N shall implement * * * programs during which Lycos bookmarks (the "Lycos Bookmarks") shall be placed in the B&N stores in locations to be jointly determined by the parties, but, in any event, such locations shall include, if applicable, any computer, software, internet, women or business section of the B&N stores. The schedule of such bookmark promotions shall be jointly determined by the parties, but, in no event, shall any such promotions be held during the months of * * * during any year of the term of this Agreement.


         3. Lycos Press and Internet Promotions. Throughout the term of this Agreement, B&N shall promote the name "Lycos Press" and the Lycos URL "www.lycos.com" in the internet sections of B&N's stores. The presentation, specific location and prominence of such promotions shall be jointly determined by the parties hereto.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         4. Lycos Covenant; License. (a) Lycos hereby covenants to deliver to B&N the Lycos Press Books and Bookmarks (in the amounts agreed upon by the parties as described in Sections 1 and 2 above) within a reasonable time prior to the applicable promotional program commencement date to allow for B&N to perform its obligations hereunder. (b) Lycos hereby grants to B&N a non-exclusive license to use the Lycos Press Books and Lycos Bookmarks and the names, titles and logos set forth on Exhibit A hereto, as the same may be amended from time (the "License Materials") in the manner contemplated herein. Such license shall terminate upon the effective date of the expiration or termination of this Agreement.

         5. Representations and Warranties, Understanding of the Parties. (a) Each party represents and warrants to the other party that: (i) such party has full corporate power and authority to execute, deliver and perform this Agreement; (ii) this Agreement has been duly and validly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and (iii) the execution, delivery and performance by such party of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not violate (1) any provision of law, rule or regulation to which such party is subject, (2) any order, judgment or decree applicable to such party, (3) any provision of the bylaws of certificate of incorporation of such party, or (iv) any agreement or other instrument by which such party is bound.

         (b) Lycos further represents and warrants to B&N that it is the sole and exclusive owner of, and/or has the right to license in the manner contemplated herein, the Licensed Materials, and such grant does not and will not (i) breach, conflict with or constitute a default under any agreement or other instrument applicable to Lycos or binding upon its assets or properties, or (ii) infringe upon any trademark, trade name, service mark, copyright or other proprietary right of any person or entity.

         (c) Each party further acknowledges that no payment is required to be made to B&N by Lycos hereunder in connection with any of the services being provided by B&N to Lycos herein.

         6. Confidentiality. Except as otherwise provided in this Agreement or with the consent of the other party hereto, each of B&N and Lycos agrees that al information, including, without limitation, the terms of this Agreement, business and financial information, customer and vendor lists, and pricing and sales information, concerning B&N or Lycos, respectively, or any of its affiliates provided by or on behalf of any of them shall remain strictly confidential and secret and shall not be utilized, directly or indirectly, by such party for its own business purposes or for any other purpose except and solely to the extent that any such information is generally known or available to the public through a source or sources other than such party hereto or its affiliates.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

Notwithstanding the foregoing, each party is hereby authorized to deliver a copy of any such information (a) to any person pursuant to a subpoena issued by any court or administrative agency, (b) to its accountants, attorneys or other agents on a confidential basis and (c) otherwise as required by applicable law, rule, regulations or legal process, including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         7. Publicity. Neither party shall disclose to any third party the existence of this Agreement or the subject matter of the terms hereof without the prior consent of the other party. The parties hereto agree to use their best efforts to issue a joint press release in form and content mutually agreeable to each of them as promptly as practicable after the date hereof.

         8. Indemnification. (a) Lycos hereby agrees to indemnify and hold harmless B&N and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or actions in respect thereof) arise out of or are based on (i) any claim that B&N's use of the Licensed Materials infringes any trademark, trade name, service mark, copyright or other proprietary right of any third party, or (ii) any misrepresentation of representation or warranty or breach of a covenant or agreement made by Lycos herein.

         (b) B&N hereby agrees to indemnify and hold harmless Lycos and its subsidiaries and affiliates, and their respective directors, officers, employees, agents, shareholders, partners, members and other owners, against any and all Losses insofar as such Losses (or actions in respect thereof) arise out of or are based on any misrepresentation of representation or warranty or breach of a covenant or agreement made by B&N herein.

         9. Limitation of Liability. (a) In no event shall either party be liable to the others party for indirect, incidental, consequential, special or exemplary damages, including, without limitation, damages for loss of revenue or lost profits, arising from any provision of this Agreement, even if such party had been advised of the possibility of such damages.

         (b) Except as expressly set forth in this Agreement, neither party makes any representations or warranties, express or implied, including any implied warranty of merchantability or fitness for a particular purpose and implied warranties arising from course of dealing or course of performance.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         10. Term. (a) Subject to clause (b) below, the term of this Agreement shall commence on the date hereof and shall continue for a period of three years after the date hereof. [Within thirty 30 days prior to the end of the term of this Agreement, B&N shall have the right to extend the term of this Agreement for a term to be determined by B&N at such time.]

         (b) Either party shall have the right terminate this Agreement at any time in the event that the other party material breaches any representation, warranty or covenant made by it hereunder and such breaching party fails to cure such breach within thirty (30) after notice thereof. Either party shall also have the right to terminate this Agreement in the event that (i) the other party files a petition for bankruptcy or is adjudicated bankrupt, (ii) a petition in bankruptcy is filed against the other party and such petition is not dismissed within sixty (60) days after the filing date, (iii) the other party becomes insolvent or makes and assignment for the benefit of creditors pursuant to any bankruptcy law, or (iv) a receiver is appointed for the other party or its business.

         11. Miscellaneous. (a) this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

         (b) This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, written and oral, with respect thereto. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by both parties.

         (c) This Agreement does not constitute either party an agent, legal representative, joint venturer, partner or employee of the other or any purpose whatsoever and neither party is in any way authorized to make any contract, agreement, warranty or representation or to create any obligation, express or implied, on behalf of the other party hereto.

         (d) this Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument.

         (e) This Agreement and the provisions thereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns; provided, however, that neither party shall have the right to assign its rights or obligations hereunder to any other person or entity, except that B&N may assign its rights and obligations hereunder to a subsidiary or affiliate of B&N, provided that B&N remains jointly and severally liable with respect to such obligations.

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

         (f) Each provision of this Agreement shall be considered severable and if, for any reason, any provision hereof is determined to be invalid or contrary to, or in conflict with, any existing or future law or regulation of any court or agency having valid jurisdiction, such shall not impair the operation or effect the remaining provisions of this Agreement; and the latter shall continue to be given full force and effect and to bind the parties hereto and such invalid provisions shall be deemed not to be a part of this Agreement.

         (g) Any and all notices and other communications to either party hereunder shall be in writing and deemed delivered (i) upon receipt if by hand, overnight courier or telecopy (provided that in the event of a telecopy concurrently therewith a copy os mailed in accordance with the clause (ii) hereof) and (ii) three days after mailing by first class, certified mail, postage prepaid, return receipt requested (1) if to Lycos, to 500 Old Post Connecticut Path, Framingham, Massachusetts 01701-4576, Attention: ___________, telecopier number: ____________, and (2) if to B&N, to 122 Fifth Avenue, New York, New York 10011, Attention: Mr. Carl Rosendorf, telecopier number (212) 727-7343, or to such other address for a party as such be specified by like notice.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

                                  BARNES & NOBLE, INC.

                                  By:
                                     --------------------------------------

                                  LYCOS, INC.

                                  By:
                                     --------------------------------------

***Confidential portions of this document have been redacted and have been separately filed with the Commission.

         CONFIDENTIAL TREATMENT REQUESTED By barnesandnoble.com inc.

                                                                       EXHIBIT C

LYC 'S


         LYC 'S

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